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                                                                   EXHIBIT 10.14

                                              *CONFIDENTIAL TREATMENT REQUESTED.
                                             CONFIDENTIAL PORTION HAS BEEN FILED
                         SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                            FIRST AMENDMENT TO LEASE
                            ------------------------

          THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made this 9th day of September, 1999, by and between TRIZECHAHN CENTERS, INC., a California corporation d/b/a TrizecHahn Beaumeade Corporate Management ("Landlord"), as successor in interest to Laing Beaumeade, Inc. ("Original Landlord"), and EQUINIX, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H:

          WHEREAS, by that certain Lease dated as of November 18, 1998 (the "Lease"), Original Landlord leased to Tenant, and Tenant leased from Original Landlord, approximately [*] square feet of rentable area (the "Original Premises"), known as Suite C, located on the first (1st) floor of the building located at [*], Ashburn, Virginia (the "Building"), upon the terms and conditions set forth in the Lease;

          WHEREAS, all of the right, title and interest of Original Landlord in the Building was transferred to Landlord and all of the right, title and interest of Original Landlord in the Lease was assigned to Landlord;

          WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, an additional [*] rentable square feet of space located on the first (1st) floor of the Building (hereinafter referred to as the "Expansion Space"), upon the terms and conditions hereinafter set forth;

___________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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          WHEREAS, the Original Premises and the Expansion Space are hereinafter collectively referred to as the "Leased Premises"; and

          WHEREAS, Landlord and Tenant desire to amend the Lease to reflect their understanding and agreement with regard to the lease of such additional space, and to otherwise amend the Lease, as more particularly set forth herein.

          NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

          1. Any capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

          2.   The Lease is hereby further amended by adding thereto a new
Section 29, to read as follows:

          "29. EXPANSION SPACE

                A.  Term.  Landlord hereby leases unto Tenant, and Tenant hereby
                    ----
          leases from Landlord, approximately [*] square feet of rentable floor area (hereinafter referred to as the `Expansion Space') located on the first (1st) floor of the Building, which Expansion Space is hereby agreed to be that certain space which is shown on Exhibit H attached hereto and made a part hereof, for a term (the `Expansion Space Term') commencing on [*] (the `Expansion Space Commencement Date'), and continuing through and including the last day of the Term of the Original Premises, unless earlier terminated pursuant to the provisions of this Lease.

                 B. "As-is" Condition.  Tenant accepts the Expansion Space in
                     ----------------
          its "as-is" condition.

___________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                 C. Expansion Space Base Rent.  In addition to the Base Rent
                    -------------------------
          for the Premises as set forth in Exhibit C hereof, commencing on the Expansion Space Commencement Date and continuing thereafter throughout the Expansion Space Term, Tenant covenants and agrees to pay to Landlord Base Rent for the Expansion Space in the following amounts (the `Expansion Space Base Rent'):

                               Expansion Space
                                Base Rent Per
    Expansion Space              Square Foot              Expansion Space           Expansion Space
        Period                    Per Annum                 Base Rent              Monthly Base Rent
-----------------------    ---------------------       --------------------      ---------------------
       6/1/99 - 1/31/00             $[*]                       $[*]                       $[*]
       2/1/00 - 1/31/01             $[*]                       $[*]                       $[*]
       2/1/01 - 1/31/02             $[*]                       $[*]                       $[*]
       2/1/02 - 1/31/03             $[*]                       $[*]                       $[*]
       2/1/03 - 1/31/04             $[*]                       $[*]                       $[*]
       2/1/04 - 1/31/05             $[*]                       $[*]                       $[*]
       2/1/05 - 1/31/06             $[*]                       $[*]                       $[*]
       2/1/06 - 1/31/07             $[*]                       $[*]                       $[*]
       2/1/07 - 1/31/08             $[*]                       $[*]                       $[*]
       2/1/08 - 1/31/09             $[*]                       $[*]                       $[*]

               D. Except as otherwise herein expressly provided, Expansion
          Space shall be deemed a part of the Premises for all purposes of this Lease, such that both Landlord and Tenant shall have such respective rights and obligations with respect to Expansion Space as apply to the remainder of the Leased Premises."

          3. Section 4.(a) of the Lease (captioned "Operating Expenses") is hereby amended by deleting from the end thereof the language "[*]% ([*])" and inserting the following language in lieu thereof: "[*]% ([*])."

          4. Section 2 of the Lease (captioned "Payment") is hereby amended by deleting therefrom the language: "at Landlord's address set forth at Section 28.(b) hereof" and

___________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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inserting the following language in lieu thereof: "and
delivered to TrizecHahn Beaumeade Corporate Management at NationsBank, P.O. Box #631557, Baltimore, Maryland 21263-1557."

          5. Section 28.(b) of the Lease (captioned "Notices") is hereby amended by deleting therefrom all of the language in the column headed "Notice to Landlord" and inserting the following language in lieu thereof: "TrizecHahn Mid-Atlantic Management Services LLC, 1250 Connecticut Avenue, N.W., Suite 500, Washington D.C. 20036 Attention: Portfolio Manager-[*]".

          6. Section 28.(s) of the Lease (captioned "Brokers") and Exhibit D to the Lease (captioned "Work Agreement") shall not be applicable to the Expansion Space.

          7. Landlord and Tenant represent and warrant to each other that the person signing this First Amendment on its behalf has the requisite authority and power to execute this First Amendment and to thereby bind the party on whose behalf it is being signed .

          8. Landlord and Tenant represent and warrant to each other that neither of them has employed any broker in procuring or carrying on any negotiations relating to this First Amendment. Landlord and Tenant shall indemnify and hold each other harmless from any loss, claim or damage relating to the breach of the foregoing representation and warranty by the indemnifying party.

          9. Except as expressly amended and modified herein, all terms, conditions and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall govern and control.
__________________
*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PROTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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